UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 21, 2007


                                Sun Bancorp, Inc.
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             (Exact name of Registrant as specified in its Charter)

       New Jersey                         0-20957                   52-1382541
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 (State or Other Jurisdiction           SEC Commission            (IRS Employer
     of Incorporation)                    File No.)               Identification
                                                                     Number)

226 Landis Avenue, Vineland, New Jersey                               08360
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities  Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
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          Appointment of Certain Officers; Compensatory Arrangements  of Certain
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          Officers.
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         On February 21, 2007, the Compensation  Committee  approved  additional monthly compensation of $34,983 to Mr. Sidney R. Brown, Vice Chairman of the Board of Directors of Sun Bancorp, Inc. (the "Company"), for as long as Mr. Brown continues to serve as Acting President and Chief Executive Officer of the Company.

         The additional salary payment will be made in the form of shares of the Company's common stock that are subject to a vesting period. The stock awards shall become vested one-twelfth each month during the one-year period following each monthly award. The shares will be awarded under the Company's 2004 Stock Based Incentive Plan and each such stock award will be valued based upon the last sale price of such stock on the last trading day of each month for which such payment is made. Such stock awards shall continue to vest and become earned and non-forfeitable during such period that Mr. Brown continues to serve as Acting President and CEO, Vice Chairman or a member of the Company's Board of Directors. Such awards will be earned and non-forfeitable immediately upon the disability or death of Mr. Brown or upon any change of control of the Company in accordance with the terms of the 2004 Stock Based Incentive Plan.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               SUN BANCORP, INC.


Date: March 7, 2007                            By:   /s/Dan A. Chila
                                                     ---------------------------
                                                     Dan A. Chila
                                                     Executive Vice President
                                                     and Chief Financial Officer